CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                             BE HELD ON MAY 14, 1999


To:      Shareholders of CTI Industries Corporation

         The annual meeting of the shareholders of CTI Industries Corporation will be held at 22222 North Pepper Road, Barrington, Illinois, on Friday, May 14, 1999, at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

         1. To elect 5 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

         2. To approve the adoption of the CTI Industries Corporation 1999 Stock Option Plan (Item No. 2 on proxy card);

         3. To ratify the appointment of PricewaterhouseCoopers, L.L.P. as auditors of the Corporation for 1999 (Item No. 3 on proxy card); and

         4. To transact such other business as may properly come before the meeting.

         The close of business on March 22, 1999, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

         BY ORDER OF THE BOARD OF DIRECTORS


April 6, 1999                                  /s/ Stephen M. Merrick
                                              ------------------------------
                                              Stephen M. Merrick, Secretary






                                      YOUR VOTE IS IMPORTANT

                  It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope. Your proxy may be revoked by you at any time before it has been voted.

                           CTI INDUSTRIES CORPORATION
                             22160 North Pepper Road
                           Barrington, Illinois 60010

                                 PROXY STATEMENT

Information Concerning the Solicitation

         This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of CTI Industries Corporation (the "Company"), a Delaware corporation, to be held on May 14, 1999. The proxy materials are being mailed to shareholders of record at the close of business on March 22, 1999.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company.

         The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The
Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Quorum and Voting

         Only shareholders of record at the close of business on March 22, 1999, are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 2,735,831 shares of Common Stock and 1,098,901 shares of Class B Common Stock. Each share has one vote. A simple majority of the outstanding shares of Common Stock and Class B Common Stock, as a single class, is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. Holders of Class B Common Stock, voting separately as a class, have the right to elect three of the Company's five directors, and will vote together with holders of Class B Common Stock, as a class, on the election of the remaining two directors. The Company's Certificate of Incorporation grants the holders of Class B Common Stock the right to elect four of seven total directors but only three directors shall be elected by the Class B Common Stock at this meeting. The Company's Certificate of Incorporation grants the holders of Common Stock the right to elect three of seven total directors, but only two directors will be elected by the Company's Common Stockholders at this meeting. The directors elected by the Class B Common Stock reserve the right to appoint a director to fill the vacancy. Neither the Common Stock or Class B Common Stock possess cumulative voting rights, and the election of directors will be by the vote of a majority of shares of Common Stock and/or Class B Common Stock, as the case may be, present in person or by proxy at the Annual Meeting. On all other matters, including the approval of the Company's 1999 Stock Option Plan and the ratification of auditors, a simple majority of the shares of Common Stock and Class B Common Stock, voting together as a class, will be required for approval. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will be counted for purposes of determining shares outstanding for purposes of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the meeting.

         A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials, "FOR" proposal 2, and "FOR" proposal 3.

Stock Ownership by Management and Others

         The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock, as of March 15, 1999 by (i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock or Class B Common Stock, (ii) each director and executive officer of the Company who owns any shares of Common Stock or Class B Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares.

                                       Shares of Class B                 Shares of Common
                                         Common Stock                   Stock Beneficially         Percent of
 Name and Address(1)                 Beneficially Owned(2)(3)                Owned(2)            Common Stock(4)
-----------------------------       -------------------------       -------------------------   ----------------

Stephen M. Merrick                          219,781                          361,411(5)               14.37
John H. Schwan                              329,670                          216,707(6)               13.51
Howard W. Schwan                            164,835                          139,553(7)                7.67
John C. Davis                                  --                            445,514(8)               11.47
Sharon Konny                                   --                            12,000(9)                   *
Brent Anderson                                 --                            12,000(9)                   *
Stanley M. Brown                               --                            10,000(10)                  *
 747 Glenn Avenue
 Wheeling, Illinois
Frances Ann Rohlen                          274,725                            --                      7.16
 c/o Cheshire Partners
 1504 Wells
 Chicago, Illinois 60610
Philip W. Colburn                           109,890                         118,266(11)                5.95
Bret Tayne                                     --                             8,510(12)                  *
 6834 N. Kostner Avenue
 Lincolnwood, Illinois 60646
All directors and executive                 714,286                       1,205,695                   42.88
officers as a group (8 persons)
--------------

*less than one percent

(1) Except as otherwise indicated, the address of each stockholder listed above is c/o CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010.

                       (footnotes continued on next page)





                                        2




(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

3) Figures below represent all Class B Common Stock outstanding. Beneficial ownership of shares of Class B Common Stock for Messrs. Merrick, John Schwan, Howard Schwan and Ms. Rohlen include indirect ownership of such shares through CTI Investors, L.L.C. See "Certain Transactions."

(4) Assumes conversion of all shares of Class B Common Stock into shares of Common Stock.

(5) Includes warrants to purchase up to 72,527 shares of Common Stock at $.91 per share, warrants to purchase up to 100,961 shares of Common Stock at $3.12 per share and options to purchase up to 36,000 shares of Common stock at $2.75 per share granted under the Company's 1997 Stock Option Plan.

(6) Includes warrants to purchase up to 61,923 of Common Stock at $.91 per share, warrants to purchase up to 112,180 shares of Common Stock at $3.12 per share and options to purchase up to 36,000 shares of Common stock at $2.75 per share granted under the Company's 1997 Stock Option Plan.

(7) Includes warrants to purchase up to 76,923 shares of Common Stock at $.91 per share, warrants to purchase up to 16,026 shares of Common Stock at $3.12 per share, and options to purchase up to 40,000 shares of Common Stock at $2.50 per share granted under the Company's 1997 Stock Option Plan.

(8) Includes warrants to purchase up to 48,077 shares of Common Stock at $3.12 per share, and 212,002 shares of Common Stock subject to redemption by the Company. See "Certain Transactions."

(9) Includes options to purchase up to 12,000 shares of Common Stock at $2.50 per share granted under the Company's 1997 Stock Option Plan.

(10) Includes options to purchase up to 5,000 shares of Common Stock at $2.50 per share and options to purchase up to 5,000 shares of Common Stock at $4.00 per share, both granted under the Company's 1997 Stock Option Plan.

(11)     Includes shares held by immediate family members.

(12) Includes options to purchase up to 5,000 shares of Common Stock at $2.50 per share granted under the Company's 1997 Stock Option Plan.

PROPOSAL ONE - ELECTION OF DIRECTORS

         Five directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 2000. Three directors will be elected by holders of Class B Common Stock, voting separately as a class, and the remaining two directors will be elected by the holders of the Common Stock and Class B Common Stock, voting together as a class. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees

         The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

         Class B Common Stock Nominees

         John H. Schwan, age 54, Chairman. Mr. Schwan has been an officer and director of the Company since January, 1996. Mr. Schwan has been the President and principal executive officer of Packaging Systems, Inc. and affiliated companies for over the last 11 years. Mr. Schwan has over 20 years of general management experience, including manufacturing, marketing and sales. Mr. Schwan served in the U.S. Army Infantry in Vietnam from 1966 to 1969, where he attained the rank of First Lieutenant.

         Stephen M. Merrick, age 57, Chief Executive Officer and Secretary. Mr. Merrick was President of the Company from January, 1996 to June, 1997 when he became Chief Executive Officer of the Company. Mr. Merrick is a principal of the law firm of Merrick & Klimek, P.C. of Chicago, Illinois and has been engaged in the practice of law for more than 30 years. He is also Senior Vice President, Director and a member of the Management Committee of Reliv International, Inc. (NASDAQ), a manufacturer and direct marketer of nutritional supplements and food products.

         Howard W. Schwan, age 44, President. Mr. Schwan has been associated with the Company for 18 years principally in the management of the production and engineering operations of the Company. Mr. Schwan was appointed as Vice President of Manufacturing in November, 1990, was appointed as a director in January, 1996, and was appointed as President in June, 1997.

         John H. Schwan and Howard W. Schwan are brothers.

         Common Stock and Class B Common Stock Nominees

         Stanley M. Brown, age 52, Director. Mr. Brown was appointed as a director of the Company in January, 1996. Mr. Brown has been President of Inn-Room Systems, Inc., a manufacturer and lessor of in-room vending systems for hotels since March, 1996 and, since 1990, has been President of Surface Preparation Systems, Inc., a company engaged in the business of developing and marketing equipment for the preparation, cleaning and profiling of concrete and other surfaces. From 1968 to 1989, Mr. Brown was with the United States Navy as a naval aviator, achieving the rank of Captain.

         Bret Tayne, age 40, Director. Mr. Tayne was appointed as a director of the Company in December, 1997. Mr. Tayne has been the President of Everede Tool Company, a manufacturer of industrial cutting tools, since January, 1992. Prior to that, Mr. Tayne was Executive Vice President of Unifin, a commercial finance company, since 1986. Mr. Tayne received a Bachelor of Science degree from Tufts University and an MBA from Northwestern University.

Executive Officers Other Than Nominees

         Sharon Konny, age 40, Manager of Finance and Administration. Ms. Konny has been Manager of Finance and Administration at the Company since October, 1996. From November of 1992 to 1996, she was an Assistant Vice President of First Chicago Corporation, initially as Loan Servicing Manager of the Mortgage Services Division and in December, 1994, achieving the position of Manager of Financial Administration for the First Card Division. She became a Certified Public Accountant in 1992.

         Brent Anderson, age 32, Vice President of Manufacturing. Mr. Anderson has been employed by the Company since January, 1989, and has held a number of engineering positions with the Company including Plant Engineer and Plant Manager. In such capacities Mr. Anderson was responsible for the design and manufacture of much of the Company's manufacturing equipment. Mr. Anderson was appointed Vice President of Manufacturing in June, 1997.

Committees of the Board of Directors

         The Company's Board of Directors has a standing Audit Committee. The Company has no standing nominating committee.

         The Audit Committee is composed of Mr. Brown, Mr. Tayne and Mr. Merrick. The Audit Committee reviews and makes recommendations to the Company about its financial reporting requirements. The Audit Committee did not meet during fiscal 1998.

         The Board of Directors met two times during fiscal 1998. Each director attended all meetings of the Board of Directors.

Executive Compensation

     The following table sets forth certain information with respect to the compensation paid or accrued by the Company to its President, Chief Executive Officer and any other officer who received compensation in excess of $100,000 ("Named Executive Officers").

                           Summary Compensation Table

                                                      Long Term
                              Annual Compensation    Compensation
                              --------------------   ------------
                                                      Securities      All Other
      Name and                Salary   Other Annual   Underlying    Compensation
 Principal Position   Year      ($)    Compensation     Options          ($)
 ------------------   ----   --------  ------------   ----------    -----------


Stephen M. Merrick    1998   $ 75,000       ----        40,000(3)        ----
Chief Executive       1997   $ 63,750       ----         ----            ----
Officer               1996   $ 45,000       ----         ----            ----


Howard W. Schwan      1998   $135,000    $ 6,145(1)     40,000(4)    $ 1,551(5)
President             1997   $121,600    $ 6,145(1)      ----        $ 1,115(5)
                      1996   $108,500    $ 6,957(1)      ----        $ 1,250(5)


John C. Davis         1998   $132,115    $ 6,562(2)      ----        $ 1,800(5)
Executive Vice        1997   $150,000    $ 8,374(2)      ----        $ 1,666(5)
President-Sales       1996   $195,177    $11,438(2)      ----        $ 3,252(5)

_____________________________

(1)      Perquisites include country club membership ($5,000).
(2) Perquisites include country club membership ($5,000) and allocated personal use of Company vehicles ($1,562 in 1998, $3,374 in 1997, and $5,158 in 1996).
(3) Stock options to purchase 40,000 shares of the Company's Common stock at $2.75 per share, 36,000 shares exercisable on grant and 4,000 shares exercisable on September 15, 1999.
(4) Stock options to purchase 40,000 shares of the Company's Common Stock at $2.50 per share.
(5) Company contribution to the Company 401(k) Plan as pre-tax salary deferral.

         Certain Named Executive Officers have received warrants to purchase Common Stock of the Company in connection with their guarantee of certain bank loans secured by the Company and in connection with their participation in a private offering of notes and warrants conducted by the Company. See "Board of Director Affiliations and Related Transactions" below. In addition to these warrants, the following table sets forth those executive officers who were granted individual grants of stock options in connection with their employment under the terms of the Company's 1997 Stock Option Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants



                        Name of       Percent of
                      Securities     Total Options
Name and              Underlying       Granted to      Exercise or
Principal               Options       Employees in     Base Price    Expiration
Position              Granted #       Fiscal Year       $/Share        Date
--------------------  ---------     ---------------   -------------  ----------

Stephen M. Merrick      40,000           17.86%            $2.75     09/15/2003
Chief Executive
Officer

Howard W. Schwan        40,000           17.86%            $2.50     09/15/2008
President




    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values


                                                  Number of Securities Underlying   Value of Unexercised In-
                        Shares         Value          Unexercised Options at           the-Money Options
                      Acquired on    Realized               Year End (#)             at Fiscal Year End ($)
       Name           Exercise (#)      ($)          Exercisable/Unexercisable     Exercisable/Unexercisable
------------------   -------------   --------      ----------------------------    --------------------------

Stephen M. Merrick       0              0                  36,000/4,000                    $0/0(1)

Howard W. Schwan         0              0                    40,000/0                      $0/0(1)



-----------------------

(1)      The  value  of  unexercised   in-the-money  options  is  based  on  the
         difference between the exercise price and the fair market value of the Company's Common Stock on October 31, 1998.


Employment Agreements

         In April, 1996, the Company entered into an employment agreement with John C. Davis as Executive Vice President-Sales, which provided for an annual salary of $150,000. The term of the agreement was through January 31, 1998. On June 27, 1997, the agreement was amended to extend the term through January 31, 2000, and to provide for an annual salary of $120,000 per year. The agreement contains covenants of Mr. Davis not to use the Company's confidential information while such information remains confidential and establishing the Company's rights to inventions created by Mr. Davis during the term of employment. Mr. Davis' agreement does not contain a covenant not to compete. Effective February 1, 1999, Mr. Davis retired from his position as Executive Vice President-Sales with the Company, and currently provides services to the Company as a special project consultant under the terms of his Employment Agreement, as it was amended on June 27, 1997.

         In June, 1997, the Company entered into an Employment Agreement with Howard W. Schwan as President, which provides for an annual salary of not less than $135,000. The term of the Agreement is through June 30, 2002. The Agreement contains covenants of Mr. Schwan with respect to the use of the Company's confidential information, establishes the Company's right to inventions created by Mr. Schwan during the term of his employment, and includes a covenant of Mr. Schwan not to compete with the Company for a period of three years after the date of termination of the Agreement.

Director Compensation

         Directors are not compensated for their services as directors. John Schwan was compensated in the amount of $48,000 in fiscal 1998 for his services as Chairman of the Board of Directors. Mr. Schwan also received options to purchase up to 40,000 shares of the Company's Common Stock at $2.75 per share under the Company's 1997 Stock Option Plan. Mr. Tayne and Mr. Brown each received options to purchase up to 5,000 shares of the Company's Common Stock at $2.50 per share under the Company's 1997 Stock Option Plan.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during fiscal 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten-percent beneficial owners were complied with.

Board of Directors Affiliations and Related Transactions

         In March 1996, the Company entered into a Stock Redemption Agreement with John C. Davis which was subsequently amended June 27, 1997. Under the amended Stock Redemption Agreement the Company was obligated to redeem 102,564 shares of Common Stock and has the right, but not the obligation, to redeem up to an additional 230,769 shares of Common Stock owned by Mr. Davis at the price of $1.95 per share at any time through January 31, 1998. Commencing March 1, 1998 through February 28, 2000, the Company is obligated to pay to Mr. Davis, for the redemption of shares at $1.95 per share (i) an amount equal to 2% of the Company's pretax profits each fiscal quarter (beginning with the quarter ended February 28, 1998) and (ii) an amount equal to 2% (but not to exceed $8,000) of the amount by which latex and mylar balloon revenues exceed $1.3 million in any month. The Company's obligations terminate once a total of 333,333 shares of Common Stock have been redeemed under the Stock Redemption Agreement. The Company also has the right to redeem additional shares of

Common Stock from Mr. Davis during this period at $1.95 per share, provided that the total number of shares subject to redemption under the Stock Redemption Agreement does not exceed 333,333. As of January 1, 1999, 121,331 shares of Common Stock had been redeemed pursuant to the Stock Redemption Agreement.

         In March and May of 1996, a group of investors made an equity investment of $1,000,000 in the Company in return for 1,098,901 shares of Preferred Stock, $.91 par value. Each share of Preferred Stock was entitled to an annual cumulative dividend of 13% of the purchase price, and was convertible into one share of Common Stock. The shares of Preferred Stock, voting separately as a class, were entitled to elect four of the Company's directors. CTI Investors, L.L.C., an Illinois limited liability company, invested $900,000 in the shares of Preferred Stock. Members of CTI Investors, L.L.C. include Howard
W. Schwan, John H. Schwan and Stephen M. Merrick, members of management, and Frances Ann Rohlen.

         In December, 1996, Howard W. Schwan, John H. Schwan and Stephen M. Merrick were each issued warrants to purchase 76,923 shares of the Company's Common Stock at an exercise price of $.91 per share in consideration of their facilitating and guaranteeing a bank loan to the Company in the amount of $6.3 million. The warrants have a term of six years. In July, 1998, John H. Schwan and Stephen M. Merrick exercised 15,000 and 4,396 warrants, respectively.

         In June, 1997, the Company issued in a private placement notes in the principal amount of $865,000, together with warrants to purchase up to 277,244 shares of the Company's Common Stock at an exercise price of $3.12 per share. The warrants have a term of five years. Howard W. Schwan, John H. Schwan and Stephen M. Merrick, members of management, and John C. Davis purchased $50,000, $350,000 and $315,000 and $150,000, respectively, of the notes and warrants. Mr. John Schwan and Mr. Merrick applied advances of $200,000 each, made to the Company in January, 1997, toward the purchase of notes and warrants.

         Stephen M. Merrick, Chief Executive Officer of the Company, is a principal of the law firm of Merrick & Klimek, P.C., which serves as general counsel of the Company. Mr. Merrick was a principal in the law firm of Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C., which formerly served as general counsel to the Company until December 1, 1998. In addition, Mr. Merrick is a principal stockholder of the Company. Other principals of the firm of Merrick & Klimek, P.C. own less than 1% of the Company's outstanding Common Stock. Legal fees incurred from the firm of Fishman, Merrick, Miller, Genelly, Springer, Klimek & Anderson, P.C. were $236,071 and $195,200 for the years ended October 31, 1997 and October 31, 1998, respectively. No fees were paid to Merrick & Klimek, P.C. during the years ended October 31, 1997 and October 31, 1998. Mr. Merrick is also an officer and director of Reliv International, Inc. (NASDAQ-RELV).

         John H. Schwan is President and a shareholder of Packaging Systems, Inc. and affiliated companies. The Company made purchases of packaging materials from these entities in the amount of $233,842 and $458,347 during each of the years ended October 31, 1997 and October 31, 1998, respectively.

         The Company believes that each of the transactions set forth above were entered into, and any future related party transactions will be entered into, on terms as fair as those obtainable from independent third parties. All related party transactions, including loans and forgiveness of debt, must be approved by a majority of disinterested directors.

PROPOSAL TWO -APPROVAL OF THE 1999 STOCK OPTION PLAN

General

         In the opinion of the Board of Directors, the Company and its stockholders will benefit substantially from having certain officers and key employees acquire shares of the Company's Common Stock pursuant to options granted under the Company's 1999 Stock Option Plan. Such options, in the opinion of the Board, will be a highly effective incentive, and will create a commonality of purpose between the Company's officers and key employees and its shareholders with respect to the Company's strategies for profitable growth and share-value appreciation. In the opinion of the Board, the Company's ability to provide these stock options to its officers and other key employees in the future will benefit the Company's long-term financial performance. In addition, the Board believes the interests of the Company would be served if options could be granted to consultants, advisors and other individuals who can contribute to the success of the Company's business. The Board of Directors have previously adopted the Company's 1997 Stock Option Plan. Virtually all of the 300,000 shares of Common Stock that were authorized for issuance under that plan have been exhausted. Accordingly, the Board of Directors believes it is in the Company's best interests to adopt a new stock option plan which, if adopted, will authorize the Company to award stock options to its officers and other key employees and permit the Company to offer options pursuant to the Plan to certain consultants and advisors.

The Plan and Participants

         On March 19, 1999, the Board of Directors approved for adoption, effective May 6, 1999, the 1999 Stock Option Plan (the "Plan") which enables the Company to grant "incentive stock options," as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options. The Plan authorizes the grant of options to purchase up to an aggregate of 400,000 shares of the Company's Common Stock, to (i) officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.

         The purposes of the Plan are to enable the Company to attract and retain persons of ability as officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company. The full text of the Plan is set forth in Appendix A hereto, and the following description is qualified in its entirety by reference to Appendix A.

         The Plan will be administered by the Committee, which will be appointed by the Company's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a "disinterested" person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, and the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

         The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to optionees under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16(b)-3. Unless previously terminated by the Board of Directors, the Plan will terminate on May 6, 2009, and no additional options may be granted under the Plan after that date.

Options Terms and Grants

         Stock options may be granted to purchase Common Stock under the Plan at not less than the fair market value of the shares as of the date of grant (or 110% of fair market value in the case of incentive stock options granted to any officer or employee holding in excess of 10% of the combined voting power of all classes of the Company's stock as of the date of grant). No optionee may be granted incentive stock options under the Plan to purchase Common Stock having a fair market value (determined as of the date of grant) which exceeds $100,000 with respect to incentive stock options which are exercisable for the first time by such optionee in any calendar year, under all stock option plans of the Company as of the date of grant. The maximum number of shares for which options may be issued to an employee of the Company during any calendar year may not exceed 100,000. Other than the limitations set forth above, there is no limitation on the number of non-qualified stock options which may be granted to any optionee pursuant to the Plan.

         Incentive stock options may be granted for a term of up to five years in the case of optionees who own in excess of 10% of the combined voting power of all classes of the Company's stock and up to ten years, in the Committee's sole discretion, in the case of all other optionees. Non-qualified stock options may be granted for a term of up to ten years.

         The Plan provides that if a stock option or portion thereof expires or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

         Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

         As of the date hereof, no options have been granted pursuant to the Plan.

         Options granted pursuant to the Plan will not be assignable or transferable except by will or the laws on intestate succession. Options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth months after the decedent's death. Options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six (6) months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

         The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalization and reorganizations.

Federal Tax Aspects of the Plan

         Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

         An employee will not be deemed to have received income upon the grant of an incentive stock option or, except as noted below, upon the exercise of such option. Unless Shares acquired upon exercise are disposed of within two years of the date of grant or within one year of exercise, upon the sale of such Shares, the optionee will generally recognize capital gain or loss measured by the difference between the amount realized on the sale and the price paid for the Shares. If a sale is made prior to either of such dates, an optionee's gain on the sale of the Shares will be treated as ordinary income to the extent of the lesser of the excess of the fair market value of the Shares at the time of exercise over the option price and the excess of the amount realized on the sale of stock over the option price. The Company will be allowed a deduction at the time of sale in the amount of ordinary income recognized by the optionee. The balance of any gain realized will be treated as long-term or short-term capital gain depending upon the length of time the Shares were held by the optionee.

         Generally, the excess of the fair market value of an incentive stock option at the time of exercise (or, if the stock subject to the option is restricted within the meaning of Code Section 83, at such time as the Shares become transferable or are not longer subject to a substantial risk of forfeiture) over the option price constitutes an item of tax preference for purposes of calculating "alternative minimum taxable income" and may result in imposition of the "alternative minimum tax" for the participant pursuant to
Section 55 of the Code.

         Non-qualified options granted under the Plan are not intended to qualify for the favorable Federal income tax treatment accorded to incentive stock options under the Plan. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of non-qualified options under the Plan. When non-qualified options are exercised, however, the excess of the fair market value of the shares of Common Stock acquired pursuant to such exercise, determined at the time of exercise, over the option price will constitute ordinary income to the optionee. Subject to applicable limitations, the Company is entitled to a corresponding income tax deduction equal to the amount of such ordinary income for the taxable year in which the optionee is required to recognize such income for Federal income tax purposes.

Vote Required for Approval of the Plan

         The Company's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
         THE PLAN.

PROPOSAL THREE - SELECTION OF AUDITORS

PricewaterhouseCoopers, L.L.P.

         The Board of Directors have selected and approved PricewaterhouseCoopers as the principal independent auditor to audit the financial statements of the Company for 1999, subject to ratification by the shareholders. It is expected that a representative of the firm of PricewaterhouseCoopers, L.L.P. will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" SUCH RATIFICATION.

Stockholder Proposals for 2000 Proxy Statement

         Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, which is tentatively scheduled to be held on May 15, 2000, should be addressed to the Secretary, CTI Industries Corporation, 22160 North Pepper Road, Barrington, Illinois 60010, and must be received at such address no later than December 31, 1999. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting

         The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


                                            BY ORDER OF THE
                                            BOARD OF DIRECTORS

Dated: April 6, 1999                         /s/ Stephen M. Merrick
                                            ---------------------------------
                                            Stephen M. Merrick, Secretary

                                   APPENDIX A

                           CTI INDUSTRIES CORPORATION

                             1999 STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purposes of the CTI Industries Corporation 1999 Stock Option Plan (the "Plan") are to enable the Company to attract and retain the services of officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors and to motivate such persons to use their best efforts on behalf of the Company.

2.       GENERAL PROVISIONS

         2.1      Definitions

         As used in the Plan:

         (a) "Board of Directors" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

         (c) "Committee" means the committee appointed by the Board of Directors from time to time to administer the Plan pursuant to
                  Section 2.2.

         (d) "Common Stock" means the Company's Common Stock, $.065 par value.

         (e) "Fair Market Value" means, with respect to a specific date, the value of the Common Stock as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

         (f) "Incentive Stock Option" means an option granted under the Plan which is intended to qualify as an incentive stock option under Section 422 of the Code.

         (g)      "NASDAQ" means the NASDAQ SmallCap Market

         (h) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive Stock Option.

         (i) "Participant" means a person to whom a Stock Option has been granted under the Plan.

         (j) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

         (k)      "Stock   Option"   means  an  Incentive   Stock  Option  or  a
                  Non-Qualified Stock Option granted under the Plan.

         (l) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

         2.2      Administration of the Plan

         (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a disinterested person (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

         (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person;
                  (iv) determine the terms of Stock Options granted under the Plan, consistent with the provision of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive.

         (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

         (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

         2.3      Effective Date

         The Plan shall become effective on May 6, 1999 upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

         2.4      Duration

         If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

         2.5      Shares Subject to the Plan

         The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 400,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, cancelled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

         2.6      Amendments

         The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that without the approval of the Company's shareholders no amendment shall be made which:

         (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 4.1, as appropriate); or

         (b)      Extends the term of the Plan; or

         (c) Increases the period during which a Stock Option may be exercised beyond ten (10) years from the date of grant; or

         (d)      Otherwise   materially  increases  the  benefits  accruing  to
                  Participants under the Plan;

         (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

         (f) Will cause Stock options granted under the Plan to fail to meet the requirements of Rule 16b-3.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

         2.7      Participants and Grants

         Stock Options may be granted by the Committee to (i) officers and other salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and (ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5, 3.6 and 3.9) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Incentive Stock Options or Non-Qualified Stock Options as between Participants and may grant Incentive Stock Options and/or Non-Qualified Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.       STOCK OPTIONS

         3.1      General

         All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.


         3.2      Price

         Subject to the provisions of Section 3.6(d) and 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted; provided, however, that the Board of Directors may authorize the grant of a NonQualified Stock Option with a purchase price per share less than the Fair Market Value if the amount of the difference between the option purchase price and the Fair Market Value is designated in the resolution authorizing the option.

         3.3      Period

         The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

         3.4      Exercise

         Subject to Section 4.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

         3.5      Payment

         The  purchase  price for  shares  of  Common  Stock as to which a Stock
Option  has  been  exercised  and  any  amount  required  to  be  withheld,   as
contemplated by Section 4.3, may be paid:

         (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

         (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

         (c)      By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

         3.6      Special Rules for Incentive Stock Options

         Notwithstanding   any  other  provision  of  the  Plan,  the  following
provisions shall apply to Incentive Stock Options granted under the Plan:

         (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

         (b) To the extent that the aggregate Fair Market Value of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

         (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon the exercise and the date of disposition.

         (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

         3.7      Termination of Employment

         (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d) or (e) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

         (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of six months after termination but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such disability accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive. For purposes of this paragraph, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

         (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of six (6) months after such Participant's death but only to the extent the Option is otherwise exercisable during that period. Notwithstanding the foregoing, the Committee may in the event of such death accelerate the date after which a Stock Option is exercisable, in whole or in part, which change shall be in the Committee's sole discretion and be final, binding and conclusive.

         (d) If a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

         (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three
                  (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the

                  Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the business or any trade secrets of the Company or any of its Subsidiaries obtained as a result of or in connection with such employment.

         3.8      Effect of Leaves of Absence

         It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety (90) days in duration, or (ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

         3.9      Limitation on Number of Options Granted to Employees

         The maximum number of shares for which options may be granted to an employee of the Company during any calender year shall not exceed 100,000.

4.       MISCELLANEOUS PROVISIONS

         4.1      Adjustments Upon Changes in Capitalization

         (a) In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made.

         (b) Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

         4.2      Non-Transferability

         No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

         4.3      Withholding

         The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

         4.4      Compliance with Law and Approval of Regulatory Bodies

         No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

         4.5      No Right to Employment

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

         4.6      Exclusion from Pension Computations

         By acceptance of a grant of a Stock Option under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

         4.7      Abandonment of Options

         A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

         4.8      Severability

         If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

         4.9      Interpretation of the Plan

         Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

         4.10     Use of Proceeds

         Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

         4.11     Construction of Plan

         The place of administration of the Plan shall be in the State of Illinois, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.



         BOARD OF DIRECTORS APPROVAL              March 19, 1999


         SHAREHOLDER APPROVAL                     _____________________________

REVOCABLE PROXY            CTI INDUSTRIES CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 14, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Howard W. Schwan, John H. Schwan, Stephen M. Merrick or any of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of common stock, par value $.065 of CTI Industries Corporation (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company, to be held at 22222 North Pepper Road, Barrington, Illinois, commencing Friday, May 14, 1999, at 10:00 a.m., and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the following:

   Item 1.           Election of two directors:

   |_| FOR ALL NOMINEES (except as                     |_| WITHHOLD AUTHORITY
       marked to the contrary on the line below)           to vote for all
                                                           nominees listed below
   Nominees (term, if elected, expires 2000):

                Stanley M. Brown                   Bret Tayne

   TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE OR NOMINEES,
   WRITE HIS OR THEIR NAME OR NAMES IN THE SPACE BELOW:
--------------------------------------------------------------------------------

   Item 2. Proposal to approve the adoption of the Company's 1999 Stock Option Plan.

                 |_| FOR           |_| AGAINST             |_| ABSTAIN

   Item 3. Proposal to ratify the appointment of PriceWaterhouseCoopers, L.L.P. as auditors of Company for 1999.

                 |_| FOR           |_| AGAINST             |_| ABSTAIN
--------------------------------------------------------------------------------

   Item 4. In their discretion, on any and all other matters as may properly come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF THIS PROXY DOES NOT INDICATE A CONTRARY CHOICE, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AS LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN WITH RESPECT TO ANY AND ALL MATTERS REFERRED TO IN ITEM 4 ABOVE.

                                       ------------------------------------

                                       ------------------------------------
                                       Signature of Stockholder

                                       Dated:___________________________, 1999



NOTE: Please date proxy and sign it exactly as name or names appear above. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, et cetera. Please return signed proxy in the enclosed envelope.

REVOCABLE PROXY           CTI INDUSTRIES CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 14, 1999
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints Howard W. Schwan, John H. Schwan, Stephen M. Merrick or any of them, with full powers of substitution, as proxies of the undersigned, with the authority to vote upon and act with respect to all shares of Class B common stock, par value $.91 of CTI Industries Corporation (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company, to be held at 22222 North Pepper Road, Barrington, Illinois, commencing May 14, 1999, at 10:00 a.m., and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present, and especially (but without limiting the general authorization and power hereby given) with the authority to vote on the following:

   Item 1.           Election of five directors:

   |_| FOR ALL NOMINEES (except as                    |_| WITHHOLD AUTHORITY
       marked to the contrary on the line below)          to vote for all
                                                          nominees listed below

   Nominees (term, if elected, expires 2000):

                          Class B Common Stock Nominees
      Howard W. Schwan         John H. Schwan           Stephen M. Merrick

                 Class B Common Stock and Common Stock Nominees
                        Stanley M. Brown         Bret Tayne

   TO WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE OR NOMINEES,
   WRITE HIS OR THEIR NAME OR NAMES IN THE SPACE BELOW:
--------------------------------------------------------------------------------

   Item 2. Proposal to approve the adoption of the Company's 1999 Stock Option Plan.
                |_| FOR              |_| AGAINST             |_| ABSTAIN

   Item 3. Proposal to ratify the appointment of PriceWaterhouseCoopers, L.L.P. as auditors of Company for 1999.
                |_| FOR              |_| AGAINST             |_| ABSTAIN
--------------------------------------------------------------------------------

   Item 4. In their discretion, on any and all other matters as may properly come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that the proxies named herein and their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED HEREIN. IF THIS PROXY DOES NOT INDICATE A CONTRARY CHOICE, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AS LISTED IN ITEM 1, FOR ITEM 2, FOR ITEM 3, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN WITH RESPECT TO ANY AND ALL MATTERS REFERRED TO IN ITEM 4 ABOVE.

                                    ------------------------------------

                                    ------------------------------------
                                    Signature of Stockholder

                                    Dated:___________________________, 1999

NOTE: Please date proxy and sign it exactly as name or names appear above. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, et cetera. Please return signed proxy in the enclosed envelope.